4884-9489-5994.3 1 EXECUTIVE RESTRICTED STOCK UNIT AGREEMENT This Executive Restricted Stock Unit Agreement (the “Agreement”) is made by and between GATOS SILVER, INC., a Delaware corporation (the “Company”), and [XX] (the “Grantee”) as of [XX]. Pursuant to the 2023 Gatos Silver, Inc. Amended and Restated Long Term Incentive Plan, as it may be further amended from time to time, (the “Plan”), the Company desires to grant to the Grantee, and the Grantee desires to accept from the Company, this Restricted Stock Unit grant, upon the terms and conditions set forth in this Agreement. This Agreement is subject to the terms and conditions of the Plan, which are incorporated herein by reference. Notwithstanding anything to the contrary contained herein, the provisions of the Plan shall govern if and to the extent that there are inconsistencies between the provisions of the Plan and the provisions of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings set forth in the Plan for such terms. NOW, THEREFORE, the Company and the Grantee agree as follows: 1. Grant of Restricted Stock Units. Subject to the terms of this Agreement, and the Plan, effective [XX] (the “Grant Date”), the Company hereby grants to the Grantee [XX] Restricted Stock Units (the “RSUs”). Each earned RSU represents the right to receive one share of Common Stock subject to the terms of this Agreement. For Canadian Participants, the RSUs shall also be subject to the special provisions set forth in Schedule A of the Plan. 2. Vesting. (a) Subject to the terms of this Agreement and the Plan, the RSUs shall become vested and nonforfeitable on [XX] ( the “Vesting Date”) (b) Except as provided in paragraphs (b) and (c) below, the RSUs shall vest on the Vesting Date. To the extent that the vesting results in the vesting of any fractional share on the Vesting Date, the number of shares vested on such Vesting Date will be rounded up to the nearest whole number. (c) Notwithstanding the foregoing, upon the consummation of a Change of Control, any RSUs that are unvested shall fully vest upon the closing of the transaction that results in the Change of Control. (d) Notwithstanding the foregoing, if the Company terminates the Grantee’s Continuous Service without Cause (as defined in the Employment Agreement between the Company and the Grantee (the “Employment Agreement”) or the Grantee terminates his or her employment for Good Reason (as defined in the Employment Agreement), any RSUs which remain unvested shall immediately vest. In all other circumstances of termination of the Grantee’s Continuous Service, any RSUs which are not vested shall be forfeited immediately for no consideration.

4884-9489-5994.3 2 3. Payment of Restricted Stock Units. The RSUs that become vested and nonforfeitable will be paid in whole unrestricted and fully transferable shares of Common Stock within 30 days of each Vesting Date (of if such RSUs vest upon the closing of a Change of Control, within 30 days of such Change of Control), and in no event later than March 15 of the calendar year following the calendar year in which such Vesting Date (or Change of Control) occurs. 4. Rights as a Stockholder. No shares of Common Stock will be issued or delivered pursuant to Agreement until full payment for such shares has been made and arrangements to satisfy tax withholding requirements have been made to the satisfaction of the Company pursuant to Section 15 of the Plan. The Grantee shall not be deemed to be, or have any rights as, a stockholder with respect to any shares covered by this Award until the Company completes a book entry registration for the shares that have been issued to the Grantee under this Agreement. Except as otherwise provided herein, no adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of such book entry registration. 5. Non-transferability. The RSUs are not assignable or transferable except by will or by the applicable laws of descent and distribution. 6. No Rights Conferred. Nothing in this Agreement shall give the Grantee any right to continue in the employ or service of the Company or any Subsidiary and/or as a member of the Company’s Board of Directors or in any other capacity, or interfere in any way with the right of the Company or any Subsidiary to terminate the employment or services of the Grantee. 7. Adjustments. All references to the number and class of shares covered by this Agreement, the number of RSUs covered by this Agreement, and other terms in this Agreement may be appropriately adjusted, in the discretion of the Committee, in the event of certain changes in capitalization, as set forth in Section 9 of the Plan. 8. Securities Law and Other Requirements. The settlement of the RSUs is subject to compliance with applicable securities and other laws, rules and regulations, including without limitation as set forth in Section 14 of the Plan, and, to the extent permitted by Section 409A of the Code, the Company may defer settlement of a RSU to ensure compliance with such laws, rules and regulations. 9. Taxation Indemnity; Taxation Representations; Withholding. (a) To the extent permitted by law, the Grantee agrees to indemnify and keep indemnified the Company and the Company as trustee for and on behalf of any affiliate entity, in respect of any liability or obligation of the Company and/or any affiliate entity to account for income tax or any other taxation provisions under the laws of the Grantee’s country of citizenship and/or residence to the extent arising from the settlement of the RSUs. (b) Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and the Company (i) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting, or settlement of the RSUs or the subsequent sale of any shares;

4884-9489-5994.3 3 and (ii) does not commit to structure the RSUs to reduce or eliminate the Grantee’s liability for Tax-Related Items. (c) If the Grantee is an Employee and subject to a tax withholding obligation, then the Company shall have the right to require the Grantee to remit to the Company the amount necessary to satisfy all obligations for withholding and/or deduct applicable taxes from the settlement of the RSUs in an amount necessary to satisfy all obligations for withholding of such taxes; provided, however, that if shares of Common Stock are used to satisfy the applicable withholding obligation then the number of shares of Common Stock withheld for payment of required withholding taxes must equal no more than the required maximum withholding taxes. 10. Data Protection. To facilitate the administration of the Plan and this Agreement, it will be necessary for the Company (or its payroll administrators) to collect, hold and process certain personal information about the Grantee and to transfer this data to certain third parties. The Grantee consents to the Company (or its payroll administrators) collecting, holding and processing the Grantee’s personal data and transferring this data to the Company or any other third parties insofar as is reasonably necessary to implement, administer and manage the Plan. The Grantee understands that the Grantee may, at any time, view the Grantee’s personal data, require any necessary corrections to it or withdraw the consents herein in writing by contacting the Company, but acknowledges that without the use of such data it may not be practicable for the Company to administer the Grantee’s involvement in the Plan in a timely fashion or at all and this may be detrimental to the Grantee. 11. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. This Agreement may not be assigned or transferred in whole or in part except as provided in the Plan. 12. Interpretation of this Agreement. All determinations and interpretations made by the Committee with regard to any questions arising under the Plan or this Agreement shall be final, binding and conclusive as to all persons, including without limitation the Grantee and any person claiming rights from or through the Grantee. 13. Clawback. Pursuant to Section 10 of the Plan, Awards issued under the Plan are subject to potential forfeiture or recovery to the fullest extent called for Section 10 of the Plan and by law, any applicable listing standard, including, without limitation, the final rules issued by the Securities and Exchange Commission and the final listing standards to be adopted by the NASDAQ pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. By accepting this Award, the Grantee consents to the potential forfeiture or recovery of this Award pursuant to applicable law, listing standard, and agrees to be bound by and comply with the clawback policy and to return to the Company the full amount required by the clawback policy. For the avoidance of doubt, if the Company adopts a clawback policy intended to comply with the final rules issued by the Securities and Exchange Commission and the Nasdaq Listing Rules (or any other exchange upon which the Common Stock is then listed) pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, by accepting this Award, the Grantee agrees to be bound by, and to comply with, such policy.

4884-9489-5994.3 4 14. Dispute Resolution and Arbitration. The Company and the Grantee shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation. If the matter has not been resolved within 30 days of a party’s request for negotiation, either party may initiate proceedings or arbitration only as provided herein. If any dispute arising out of or relating to this Agreement or the breach, termination or validity thereof has not been resolved by negotiation, such dispute shall be settled by binding arbitration in accordance with the then current rules of JAMS by a single independent and impartial arbitrator who is located in Vancouver, British Columbia. The arbitrator selected must have an expertise in the matter(s) in dispute. Each party shall bear his/her/its own fees and costs; the fees, costs and all administrative expenses of arbitration shall be borne equally by the Company and the Grantee. The parties understand and agree that the arbitration is subject to the rules of JAMS; that the arbitrator’s decision and award shall be final and binding as to all claims that were, or could have been, raised in arbitration; and that judgment upon the award rendered by the arbitrator may be entered in any court having competent jurisdiction. Any award rendered hereunder may include an award of attorneys’ fees and costs but shall not include punitive damages. The statute of limitations of the State of Delaware applicable to the commencement of a lawsuit shall apply to the commencement of any arbitration. 15. Governing Law; Entire Agreement. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without regard to conflicts of laws principles. The Plan and this Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. This Agreement may be amended by the Committee, subject to the Grantee’s consent if such amendment is not favorable to the Grantee, except that the consent of the Grantee shall not be required for any amendment made pursuant to Section 19(b) of the Plan. 16. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms. 17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. 18. Acceptance; Electronic Signature. The Grantee acknowledges that the Grantee has received a copy of the Plan prior to the execution of this Agreement. In addition, the Grantee acknowledges that there are potential tax consequences associated with the grant, vesting and settlement of the RSUs. It is the responsibility of the Grantee to seek independent tax advice with regard to the tax treatment of the RSUs, the settlement thereof, the disposition of any Common Stock acquired after settlement and any other related matters. It is the responsibility of the Grantee to seek independent legal advice with regard to the terms of the Plan or this Agreement. The Grantee acknowledges that Grantee’s electronic signature has the same legal force and effect as a written or manual signature. The Grantee’s acceptance of this Award (whether electronically or

4884-9489-5994.3 5 through other means) is required and this Award will be cancelled if you fail to comply with the Company’s acceptance requirement within 60 days from the Grant Date. 19. Section 409A Compliance. The RSUs, if any, that become payable pursuant to this Agreement may be considered “nonqualified deferred compensation” that is subject to the requirements of Section 409A of the Code. The Company intends, but does not and cannot warrant or guaranty, that the RSUs will be paid in compliance with Section 409A of the Code or an applicable exception. Neither the time nor the schedule of the payment of the RSUs may be accelerated or subject to a further deferral except as permitted pursuant to Section 409A of the Code and the applicable regulations. Payment of the RSUs may be delayed only in accordance with Section 409A of the Code and the applicable regulations. Grantee may not make any election regarding the time or the form of the payment of the RSUs. This Agreement shall be administered in compliance with Section 409A of the Code or an exception thereto and each provision shall be interpreted, to the extent possible, to comply with Section 409A of the Code and the applicable regulations. IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above. GATOS SILVER, INC. By: _______________________________ Name: Dale Andres Title: Chief Executive Officer Grantee: